THE MARK "[ * * * ]" IN THIS EXHIBIT 10.1 IS USED WHERE CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                 Advanced Energy Comprehensive Supplier Agreement (CSA) # 965100

This Agreement dated MAY 18TH, 1998 is by and between Applied Materials, Inc., ("Applied"), a Delaware corporation, having its place of business in Santa Clara, California and Austin, Texas and ADVANCED ENERGY INDUSTRIES, INC., having its place of business in FT. COLLINS, COLORADO.

The parties agree as follows:

1.   SCOPE

1.2  INTENTION  / DESCRIPTION OF COMPREHENSIVE SUPPLIER AGREEMENT PRINCIPLES

     This Comprehensive Supplier Agreement ("CSA") serves as a tool to manage the parts Applied purchases from Advanced Energy as well as
     sub-assemblies Advanced Energy processes for Applied.   Attachment 1
     lists the part numbers covered by this agreement. Any updates to this document will INCLUDE a current list of the part numbers covered by this CSA.

     The intention of this document is to guide the relationship between Applied and Advanced Energy to ensure a consistent supply of material that meets Applied's specifications and support Applied's Business Objectives (e.g. HOSHINs). Decisions regarding future purchases from Advanced Energy will be guided by their performance in this CSA, and their achievement toward Applied's HOSHIN goals.

1.2  SUPPLIER DETAILS

          Advanced Energy
          1625 SHARP POINT DRIVE        CHRIS FERGEN, BUSINESS UNIT DIRECTOR
          FORT COLLINS, COLORADO, 80525 BRIAN CROWELL, AUSTIN SITE MANAGER
          970-221-4670 MAIN LINE        JIM GENTILCORE, VP SALES AND MARKETING
          970-407-6655 MAIN FAX         JIM PARKER, QUALITY ENGINEERING MANAGER
          www.advanced-energy.com.      FRED WEAVER, VP OF CUSTOMER SATISFACTION

1.3  ENTIRE AGREEMENT

This CSA, including the Standard Terms and Conditions (Exhibit 1), Hoshin Plan (Exhibit 2) and any other Exhibits or Attachments which are incorporated by reference into this CSA, together with any non-disclosure agreement sets forth the entire understanding and agreement of the parties as to the subject matter of this CSA and supersedes all prior agreements, understandings, negotiations and discussions between the parties. No amendment to or modification of this CSA will be binding unless in writing and signed by a duly authorized representative of both parties. In the event of any conflict between the terms of the CSA and the terms of the Exhibits and Attachments, the terms of the CSA shall control.

          1.3.1    Attachments and Exhibits

          Attachments:                        Attachments cont.
          1.   Part Number Listing            10.  Corrective Action Form
          2.   Applied Fiscal Year Calendar   11.  Quality Data Form
          3.   Delivery Mechanics             12.  Engineering Change Order
          4.   Rolling Forecast                    (ECO) Form
          5.   Bar Code Specifications        13.  Supplier Problem Sheet
          6.   Packaging Specifications       14.  Approved List of Secondary
          7.   Corporate Transportation            Sup-pliers
               Routing Guide                  15.  Supplier Performance Plan
          8.   Electronic Funds Transfer      16.  Supplier World Wide Support
               Process (in process)                Cen-ter Listings
          9.   Non disclosure Agreement       17.  Cycle Time sheets per part

                                              Exhibits:
                                              1.   Standard Terms and Conditions


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
                                              2.   Hoshin Plan


1.4  PART NUMBERS COVERED

     In general, all part numbers supplied to Applied by Advanced Energy will be covered by this agreement. The list of part numbers covered by this CSA is shown in Attachment 1. New part numbers may be added to Attachment 1 upon mutual agreement between Applied and Advanced Energy. Part numbers may be removed from Attachment 1 by Applied from time to time for legitimate reasons, including, but not limited to:

          a.  Specification changes the supplier is unable to comply with
          b.  Quality or delivery default
          c. Obsolete parts due to replacement of the part (as opposed to declining demand)
          d.  Outsourcing of the parent assembly

1.5  DURATION OF AGREEMENT

The effectivity date of this Service Agreement will be the later of two signatures dated in Section 9 and will remain in effect through MAY 18TH, 2001 (the "Initial Term"). Upon conclusion or termination of the Initial Term, Applied, at Applied's option, may extend this Agreement for at least an additional 6 months subject to all terms and conditions of this Agreement.

1.6  RESPONSIBILITIES

     1.6.1 Applied Responsibilities

     Applied responsibilities for supporting this agreement include but are not limited to:

     -  Providing demand signals to the supplier as defined in section 2.5.1
     -  Providing updated twenty-six week rolling forecasts to the supplier
     - Measuring inventory levels and scoring compliance to days-of-supply metric
     - Receiving and inspecting parts from the supplier and measuring quality for quality metric
     -  Notifying the supplier in timely manner of any discrepancies
     -  Working with the supplier to improve operation of this agreement
     - Working with the supplier to reduce costs and improve quality of parts purchased from the supplier
     -  Responding in a timely manner to any of the supplier's inquiries
     -  Working with the supplier to resolve any exceptions that may arise
     - Working with the supplier in writing and recording action plans to resolve exceptions
     -  Providing the supplier with supplier performance reports

     1.6.2 Advanced Energy Responsibilities

     Advanced Energy responsibilities for supporting this agreement include but are not limited to:

     -  Producing high quality and highly reliable parts
     -  Delivering parts on time to Applied
     - Responding in a timely manner to any of Applied's inquiries and requests
     - Continuously improving the supplier's operations to better serve Applied's needs and support the Applied's HOSHIN goals
     -  Working with Applied to improve operation of this agreement
     - Working with Applied to reduce costs and improve the quality for all parts the supplier produces for the Applied
     - Routinely reviewing the updated twelve month forecasts to adjust the supplier's operation for changes in Applied's plans
     -  Working with Applied to resolve any exceptions that may arise
     -  Completing any tasks assigned to resolve exceptions on time
     - Meeting with Applied at a minimum of every six (6) months to review performance
     - Tracking and reporting Quality (Internal and External), Reliability and Delivery Performance


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

     - Monitor and report to Applied, inventory levels of those finished good parts that Applied might have liability under section 2.2.1.

2.   LOGISTICS FRAMEWORK

2.1  OPERATION OF CSA

          2.1.1  Operating calendar & holidays

          This CSA operates by the Applied fiscal year calendar, shown in Attachment 2. Recognized holidays are those holidays shown on the Applied fiscal year calendar. Should any discrepancies between the operating calendars of Applied and Advanced Energy arise, Advanced Energy must make provisions so that Applied's operations are unaffected.

          2.1.2  Flowchart of day to day operations
                 (Reserved)

          2.1.3  Forecasts

          Advanced Energy's production of parts will be GUIDED by Applied's most recent 12 WEEK rolling forecast, as provided by Applied to Advanced Energy on a weekly basis ("Applied's Forecast") via EDI transaction ID. Advanced Energy will plan, manufacture, and stock inventory to meet Applied's forecast. Advanced Energy will keep each of Applied's forecasts for audit purposes for a minimum of six (6) months and may be asked to present this document for verification of authorized inventory levels. Applied's forecast is Proprietary Information to be used only by Advanced Energy to meet its obligations to Applied under this Agreement.

          2.1.4    Releases

          Applied may require a part or parts on an accelerated basis, either in addition to or in place of parts forecast for release or scheduled for delivery at a later date. If feasible, as determined by Applied and Advanced Energy, such parts will be provided by Advanced Energy to meet Applied's requirements. Unless otherwise agreed to by Applied, such accelerated deliveries will not affect the delivery schedule of any parts currently allocated for forecast requirements. Lead times for each accelerated release will be agreed upon by both parties.

          2.1.5    Delivery Guidelines

               2.1.5.1 General Delivery

               Advanced Energy will exercise all efforts to meet Applied's material requirements on time. Shipments to Applied by Advanced Energy will be also in the right quantities ordered by Applied.

               For Spot Buy purchases for production, deliveries will be accepted on the requested date or up to 3 days before the requested date. For Spot Buy purchases for spares, deliveries will be accepted on the requested date or up to 2 days before the requested date.

          2.1.6    Replenishment Approach

          Advanced Energy will be expected to supply parts using one or more of the following replenishment approaches:
          -   Bus Route:  Point of use delivery where specified.
          -   Kanban Replenishment Bins/Line Side Stocking
          -   Spot Buy

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

          The replenishment methodology to be used for a particular parts are defined on Attachment 1. Specific delivery mechanics are outlined on Attachment 3.

          2.1.7    Electronic Commerce

          Advanced Energy is required to communicate with Applied using EDI ANSI X.12 standards and encouraged to use either GEIS or EDICT software.

          2.1.8    Changes to Logistics

          Applied may on occasion change any aspect of any logistics requirement. Applied will expect Advanced Energy to accommodate these changes to the best of its ability. Advanced Energy will be given at least three weeks notification prior to the change being implemented. Applied will then consider all claims for adjustment in the logistics framework if made within the three week notification period in accordance with the AMAT standard terms and conditions. Logistics refers to delivery, transportation and EDI requirements.

2.2       SERVICE LEVELS

          2.2.1     Inventory Levels

          Advanced Energy, if involved in supporting lean manufacturing, is expected to hold inventory of the parts on Attachment 1 in order to manage demand fluctuations. Advanced Energy will maintain a minimum of [ * * * ] weeks and a maximum of [ * * * ] weeks of each part for Applied's needs based on the most recent rolling forecast (see Attachment 4). Advanced Energy may present a claim for adjustment for payment of inventory manufactured in response to a valid Applied purchase order, or an authorized demand signal, as explained in Section 2.5.1. if Applied has not taken delivery of the inventory within [ * * * ] from date of manufacture. This claim must be made within thirty (30) days from the end of the [ * * * ] time-frame. Applied is not responsible for payment to Advanced Energy for inventory built without a valid Applied purchase order or an authorized demand signal, as explained in
          Section 2.5.1. An inventory goal of 2 weeks is targeted for 1998 and 1 week for 1999, per the HOSHIN plan. The contract will be officially amended following the procedure set forth in Section 7, "Amendments and Modifications" of this CSA.

          Applied will not hold any financial responsibility for "off-the-shelf" parts.

               2.2.1.1  WIP Tracking

               Suppliers are expected to monitor, track, and report their WIP inventory. In the future, Applied will implement regular reporting mechanisms which Advanced Energy will be expected to participate.

               2.2.1.2  Excess and Obsolete (E&O) Parts

               Applied will not be responsible for excess and obsolete parts other than the amounts specified in section 2.2.1 above. Applied encourages Advanced Energy to make it's best effort to take back excess and obsolete inventory regardless of the reason for its not being required by Applied.


          2.2.2      Response Requirements

          Responses to the following types of inquiries are expected within the time periods in the tables below.

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


          2.2.2.1 Advanced Energy Response Time

------------------------------------------------------------------------------
 Inquiry Type                        Advanced Energy          Advanced Energy
                                       Response Time              Contact
------------------------------------------------------------------------------
 LEAD-TIME                               [ * * * ]            MASTER PLANNER
------------------------------------------------------------------------------
 TECHNICAL                               [ * * * ]            MANUFACTURING
                                                                 ENGINEER
------------------------------------------------------------------------------
 QUOTATIONS:  NPI                        [ * * * ]           CUSTOMER SERVICE
              REPEAT ORDER               [ * * * ]            REPRESENTATIVE
------------------------------------------------------------------------------
 QUALITY                                 [ * * * ]           QUALITY ENGINEER
------------------------------------------------------------------------------
 PRICE/INVOICE                           [ * * * ]           CUSTOMER SERVICE
                                                              REPRESENTATIVE
------------------------------------------------------------------------------
 COMPONENT FAILURE & FIELD               [ * * * ]           QUALITY ENGINEER
 SAFETY
------------------------------------------------------------------------------
 PRODUCT PROBLEMS                        [ * * * ]            ACCOUNT MANAGER
------------------------------------------------------------------------------

          2.2.2.2   Applied Response Time

------------------------------------------------------------------------------
 Inquiry Type                      Applied Response Time      Applied Contact
------------------------------------------------------------------------------
 LEAD-TIME                               [ * * * ]           SUPPLIER ACCOUNT
                                                                   TEAM
                                                                LEAD/MEMBER
------------------------------------------------------------------------------
 TECHNICAL                               [ * * * ]           SUPPLIER ACCOUNT
                                                                   TEAM
                                                                LEAD/MEMBER
------------------------------------------------------------------------------
 QUALITY                                 [ * * * ]           SUPPLIER ACCOUNT
                                                                   TEAM
                                                                LEAD/MEMBER
------------------------------------------------------------------------------
 PRICE/INVOICE                           [ * * * ]           SUPPLIER ACCOUNT
                                                                   TEAM
                                                                LEAD/MEMBER
------------------------------------------------------------------------------

          2.2.3  Flexibility Requirements

          Advanced Energy is expected to perform regular capacity planning and to demonstrate upside/downside flexibility in case of volume changes at Applied. For Bus Route parts, Advanced Energy will support unplanned sustained increases/decreases in demand above/below the forecast as defined below. For Spot Buy parts, Advanced Energy allows the following increases/decreases to Purchase Order quantities above/below the quantities originally requested:

----------------------------------------------------------------------------------------
 WEEKS UNTIL
 DELIVERY DATE               < 1 WEEK    < 4 WEEKS   < 8 WEEKS  < 12 WEEKS    12+ WEEKS
----------------------------------------------------------------------------------------
 FLEXIBILITY (BUSROUTE) +/-  [ * * * ]   [ * * * ]   [ * * * ]  [ * * * ]     [ * * * ]
----------------------------------------------------------------------------------------
 FLEXIBILITY (SPOT BUY) +/-  [ * * * ]   [ * * * ]   [ * * * ]  [ * * * ]     [ * * * ]
----------------------------------------------------------------------------------------

          2.2.4    On-site support requirements

          As determined by Applied, Advanced Energy may be asked to provide logistics, quality engineering, and new product development support on-site at Applied's facilities. At the appropriate juncture, Applied will require Advanced Energy to complete the On-site Representative Agreement and processing PRIOR to issuing a building badge to Advanced Energy's representatives.


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          2.2.5    Global Support

          For the parts listed in Attachment 1, and all other parts that Advanced Energy provides to Applied, Advanced Energy will provide support globally for Applied and Applied's customers. Advanced Energy support centers contact names and phone numbers are listed in Attachment 16. Repair rates will be outlined in Attachment 1.

          Technical assistance and product support services shall be provided at no additional charge during normal business hours. Advanced Energy must have an established and deployed global service capability. The required support services must be available globally, however, the Supplier may utilize a Supplier distributor, or other qualified entity designated by Supplier to meet this requirement. Advanced Energy is expected to use best efforts to provide a resolution to requests for assistance within the elapsed time objectives described in 2.2.2.

          2.2.6    Turn-around time for Repairs

          Advanced Energy will supply Applied with repair parts within, [ * * * ] days for parts in warranty and [ * * * ] days for parts out warranty, of Applied's request. [ * * * ] will have a [ * * * ] day repair part turn around time for parts in and out of warranty.

2.3       INFORMATION

          2.3.1    Applied Planning Systems

          Advanced Energy may be given electronic access to Applied's planning data. This access can be used to facilitate production and delivery of parts to support Applied's requirements.

          2.3.3    Applied New Product Plans

          Advanced Energy will, on occasion and at Applied's discretion, be invited to forums in which Applied's new product plans are shared.

2.4  PACKAGING AND TRANSPORTATION

          2.4.1    Packaging and Shipment

          Advanced Energy will have all parts packaged "fit for use" in accordance with Applied's packaging specification (Attachment 6). Advanced Energy will mark and identify every item in compliance with Applied's part identification specifications and requirements (reference Attachment 6).
          THE WORD "FIT" WAS USED TO REPLACE THE WORK "READY", SINCE "READY" WAS NOT REFERENCED IN ATTACHMENT 6; REFERENCE PAGE 3-4 OF 0250-00098, REV. K, PACKAGING SPECIFICATION.

          2.4.2    Bar Coding

          All shipments should be bar coded to Applied's specifications (Attachment 5).

          2.4.3    Transportation Mode

          Parts will be transported, FOB Destination, Freight Collect in accordance with Attachment A of Applied's Corporate Transportation Routing Guide which is provided in Attachment 7.


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

2.5       PAYMENT

          2.5.1     Demand Signal

          BUS ROUTE
          Applied sends via EDI transmission an order sheet to Advanced Energy containing Applied's material requirements information. This information is organized at the part-number level and represents Applied's daily purchase from Advanced Energy. This EDI transmission constitutes an authorized demand signal.

          SPOT BUY

          As needed, Applied sends via fax an order sheet to Advanced Energy containing Applied's material requirements information. This information is organized at the part-number level and represents an Applied purchase from Advanced Energy. This fax constitutes an authorized demand signal.

          2.5.2    Invoices

          Invoices shall contain the following information: purchase order number, line item number, Applied part number, description of goods, sizes, quantities, unit prices, and extended totals in addition to any other information requested. Applied's payment of invoice does not represent unconditional acceptance of items and will be subject to adjustment for errors, shortages, or defects. Applied may at any time set off any amount owed by Applied to Advanced Energy against any amount owed by Advanced Energy or any of its affiliated companies to Applied.

          All invoices must be sent directly to Accounts Payable in Austin:

               Accounts Payable
               Applied Materials
               9700 US Highway 290 East M/S 4200
               Austin, TX  78724-1199

          2.5.3    Cash Discounts

          Payment will be made [ * * * ] days from receipt of:
               a.  invoice, in form and substance acceptable to Applied,  or
               b. delivery and acceptance of the invoiced Item(s), whichever is later.

      2.6      DISASTER RECOVERY PLAN

     Advanced Energy is expected to provide evidence of a disaster recovery plan that includes emergency back up capacity and appropriate record protection and recovery. Furthermore, Advanced Energy represents that its information systems are year 2000 compatible and hereby grants Applied the right to verify Advanced Energy's internal processes for ensuring compliance with this provision.

     Applied believes it is critical for suppliers to be prepared and protected in case of disasters or interruptions to normal business operations.


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


2.7      MANAGING EXCEPTIONS TO COMPREHENSIVE SUPPLIER AGREEMENT (CSA)

          2.7.1     Identifying constraints

          Suppliers are responsible for identifying constraints to meeting CSA objectives, informing Applied when those constraints occur, and initiating action plans to resolve them. Constraints might typically include:

               a.    Consumption over forecast
               b.    Consumption under forecast
               c.    Quality problems
               d.    Capacity/production problems
               e.    Supply Chain Management  problems
               f.    Other business issues

          2.7.2     Process for Exceptions

           Applied will work with suppliers to determine the impact of an exception and approve and execute the action plans. Advanced Energy will notify the Supplier Account Team Lead as soon as exceptions are identified.

3.  QUALITY FRAMEWORK

3.1   SUPPLIER NON-CONFORMANCES AND CORRECTIVE ACTION

     Advanced Energy's quality must meet all applicable Applied specifications. Advanced Energy is required to replace or repair defective parts at supplier's expense in a timely manner. Suppliers are required to use the most expeditious manner possible to affect the corrections including the use of overnight delivery services for shipment of parts; at Applied's request, in certain circumstances, suppliers may be asked to provide new parts in lieu of repairing a part to ensure immediate corrective action.

     Advanced Energy will be notified of defects with a corrective action form, Attachment 10, to which they are expected to respond appropriately. A corrective action process to resolve non-conformances will be documented and used. In addition, Advanced Energy will participate in continuous improvement plans and programs as defined by Applied and Advanced Energy.

     [ * * * ]

3.2      APPLIED NON-CONFORMANCES AND CORRECTIVE ACTION

     Applied will return parts at Applied's expense that do not conform to Applied's requirements due to Applied errors. These parts will be returned for potential rework. Applied and Advanced Energy will agree in advance on "standard" repair costs (labor, parts and freight) on items not covered under warranty (Attachment 1).

     To the extent that a "standard" repair cost has not been established, Advanced Energy will assess rework costs and timing and inform Applied before work is performed. The parties agree that under no circumstances will the total price charged for repairing a part exceed 50% of the current purchase price stated in Attachment 1.


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

     Advanced Energy agrees to repair and return all parts within five (5) business days from receipt of damaged part. Applied shall have the right to designate certain parts for "Same Day" or "24 Hour" repair turnaround. Any premium charges for "Same Day" or "24 Hour" repair turnaround will not exceed [ * * * ] per part.

     Prior to return of repaired parts to Applied, Advanced Energy will mark parts with Applied's part number, serial number, gas and range the part has been exposed to if applicable. Applied shall bear the risk of loss or damage during transit of Products whether or not the Product meets warranty requirements.

     In addition, a corrective action process to resolve non-conformances will be documented and used.

     3.3      QUALITY ASSURANCE

     All goods purchased under this CSA will be subject to inspection and test by Applied at the appropriate time and place, including the period of manufacture and anytime prior to final acceptance. If inspection or test is made by Applied on Advanced Energy's premises, Advanced Energy will provide all reasonable facilities and assistance for the safety and convenience of Applied's inspectors at no charge to Applied. No preliminary inspection or test shall constitute acceptance. Records of all inspection work shall be kept complete and available to Applied during the performance of this order and for such further period as Applied may determine.

     Certificate of Conformance (COC): Seller agrees to certify that Items have passed all production acceptance tests and configuration requirements and provide a "Certificate of Conformance" and a Calibration Data Report that will be included with each product during shipment.

     With regard to repair services, Advanced Energy shall maintain documentation evidencing that all test inspections have been performed. The documentation shall indicate the nature and number of observations made, the quantities approved and rejected as well as the nature of the corrective action taken. Advanced Energy's service centers shall be responsible for submitting this data for Applied's review of the delivery summaries. The data shall be submitted monthly not later than five days after the close of each of Applied's fiscal months to Applied's Contract Specialist and Applied's IBSS Repairs Purchasing Group.

     At Applied's request, Advanced Energy will provide a certificate and/or a copy of the final inspection records showing compliance to applicable specifications, contract requirements and any other required documents stipulated in Applied's repair authorization. Advanced Energy also agrees to provide Applied with copies of its current procedures relative to repairs, range change and warranty repairs.

     Advanced Energy will track and maintain reject rate by percentage of assemblies, and/or part per million reject internally (through Advanced Energy Quality Service Organization). Trend reporting and corrective actions shall be furnished to Applied as requested by the Applied Purchasing or Quality representatives. Advanced Energy will provide quality data in the format, as shown in Attachment 11, and at the timing required by Applied. Suppliers may also be required to provide reasonable additional data to support qualification and certification programs.

3.4      WARRANTY

     Advanced Energy warrants that all goods and services delivered to Applied will be free from defects in workmanship, material, and manufacture; will comply with the requirements of this agreement, and, where design is Advanced Energy's responsibility, will be free from defects in design. ADVANCED ENERGY FURTHER WARRANTS ALL GOODS PURCHASED OR REPAIRED WILL BE OF MERCHANTABLE QUALITY AND WILL BE FIT AND SUITABLE FOR THE PURPOSE INTENDED BY APPLIED. These warranties are in addition to all other warranties, whether expressed or implied, and will survive any delivery, inspection, acceptance, or payment by Applied. If any goods or services delivered by Advanced Energy do not meet the warranties specified herein or otherwise applicable, Applied may, at its option :

               (i) require Advanced Energy to correct at no cost to Applied any defective or nonconforming goods or services by repair or replacement, or

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

               (ii) return such defective or nonconforming goods at Advanced Energy's expense to Advanced Energy and recover from Advanced Energy the order price thereof, or
              (iii) correct the defective or nonconformant goods or services itself and charge Advanced Energy with the cost of such correction. Maximum cost will not exceed [ * * * ] of current purchase price in Attachment 1. Such units will subsequently be maintained by Applied Materials.
               (iv)  There will be a [ * * * ] Re-test and Evaluate fee for
                     IBSS ONLY upon request.
                (v) Advanced Energy will comply with IBSS tie wrap requirements while maintaining Applied Materials logo on the tie wrap.

     All warranties will run to Applied and to its customers. Applied's approval of Advanced Energy's material or design will not relieve Advanced Energy of the warranties established in this agreement. In addition, if Applied waives any drawing or specification requirement for one or more of the goods, it will not constitute a waiver of all requirements for the remaining goods to be delivered unless stated by Applied in writing. Warranty length for all parts is listed in Attachment 1. The warranty on repaired Items will be [ * * * ] from customer receipt of repaired Item or remainder of initial warranty period, which ever is longer. For non-warranty repaired Items, the repaired Item will be warranted from the date of customer receipt of the repaired Item, for [ * * * ] for parts and labor or [ * * * ] for parts only.

3.5  OTHER QUALITY PROGRAMS

     (Reserved)

3.6  SAFETY

     (Reserved)

4.   PRICING FRAMEWORK

4.1  PRICING BY PART NUMBER COVERED IN THIS AGREEMENT

     The pricing for the parts are shown in Attachment 1. Any modifications to these must be made in accordance with Section 7. The total cost of parts supplied by Advanced Energy should be reduced regularly, not just the unit price. Advanced Energy commits to on-going cost improvement during the period of this agreement.

     At the time of the contract acceptance in Section 9, all open PO's are to be revised to the contract price.

     Specific circumstances may result in re-negotiation of contract terms, including prices. These include, but are not limited to:

     a. Volume increases resulting in an increase in contract value of over [ * * * ]
     b. Addition of part numbers to the contract increasing it in value over [ * * * ]
     c.    Cost savings over and above those committed in the performance plan

4.2  COOPERATIVE PRICING MODELS/FORMULAS

     (Reserved)

4.3  VOLUME
     Advanced Energy will be provided a range of potential volumes that may be purchased. Applied does not commit to buy a specific volume of a part number from a supplier. Applied does not limit its ability to buy the same part number from multiple sources.

4.4  EXPORT PRICING


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

     Advanced Energy should quote Applied in unit prices based upon delivery FCA Free carrier. Advanced Energy is expected to prepare the export paperwork and be the exporter of record. Advanced Energy must utilize Applied's preferred carriers to arrange the export of the goods.
     Applied will pay the freight charges based on Applied's rates with its preferred carriers. Applied will be responsible for importing the goods into the destination country.

4.5  CURRENCY

     All prices are quoted in US dollars; prices for foreign manufactured parts will not be adjusted to reflect changes in the exchange rate. Advanced Energy is encouraged to obtain any necessary currency exchange protection it deems appropriate.

4.6  PROTOTYPES

     Advanced Energy is committed to price all parts consistent with contract prices.

     Advanced Energy agrees to provide prototype parts priced considering the total value of Applied's business with the supplier. This may be accomplished in several ways, including:

     a.  a specific number of prototype parts may be provided free of charge
     b.  parts may be priced at production levels

4.7  ADVANCES FOR RAW MATERIAL

     Applied does not provide advance payment for the purchase of raw material.

4.8  COST REDUCTION / VALUE ANALYSIS

     Buyer and Seller will initiate and continue for the term of this Agreement, value analysis, value engineering, and cost reduction efforts for all Item(s) in accordance with the Supplier Performance Plan (Attachment 15 and Section 6). Upon agreement on the incorporation of changes resulting from these activities, Buyer will amend Attachment 1. Seller will provide a 3 year plan indicating alignment with HOSHIN cost reduction goals.

5.   TECHNICAL FRAMEWORK

5.1  ENGINEERING CHANGE ORDERS

     Applied may change its drawings, design, and specifications at any time. The Applied Supplier Engineer will review with Advanced Energy all proposed Engineering Change Orders (ECO's) that impact the form, fit, or function of supplied material. Applied will, in writing, provide approved ECO's (refer to Attachment 12) and state the effectivity dates of all changes. Unless otherwise notified, Applied Receiving Inspection will inspect to the latest revision in effect at the time of receipt.

     Advanced Energy may request engineering changes via a Supplier Problem Sheet (refer to Attachment 13). This form should be submitted to the Applied Supplier Engineer. Changes will not be implemented by Advanced Energy until written permission to proceed is given by Applied. Applied will consider claims for adjustment in the terms of this Agreement if made before the implementation of the changes.

5.2  TOOLING

     Unless otherwise agreed to in writing, special dies, tools, patterns and drawings used in the manufacture of parts shall be furnished by and at the expense of, Advanced Energy.

Advanced Energy ______ Appled Materials _______       11 of 16
Date ________

5.3  DESIGN CHANGES AND RESOLUTION

     For the term of this Agreement, Advanced Energy will not make changes to the design of any critical part that may alter form, fit, function or manufacturing process without a documented engineering change request and prior written approval from Applied.

     If Applied's design changes impact the pricing, delivery, lead-time, or other terms and conditions of this Agreement, and agreement upon alternate terms cannot be reached, then Applied may remove the subject part(s) from this Agreement without affecting the remaining part(s).

5.4  PROCESS CHANGES AND RESOLUTION

     Advanced Energy is expected to inform Applied of process and supplier changes to any critical parts even when specifications are met. Advanced Energy must receive approval in writing from Applied before implementing changes. If no approval is forthcoming from Applied within 5 working days of notification, approval is granted. Suppliers must use the "approved" list of secondary process suppliers (Attachment 14).

5.5  SUBCONTRACTING

     Advanced Energy shall not subcontract for completed or substantially completed parts supplied to Applied without prior written approval of Applied. If no approval is forthcoming from Applied within 5 working days of notification, approval is granted. All subcontractors to Advanced Energy that have access (directly or indirectly) to Applied specifications must be covered by an Applied Non-Disclosure agreement.

5.6  FIRST ARTICLES

     A new part, part with revised drawings, or other changes as delineated above, must have a first article evaluated and accepted by Applied (a "First Article"). A part will not be authorized for deliveries until acceptance of the First Article by Applied. Advanced Energy will maintain First Article qualifications/evidence data file with content as defined by Applied for the specific part. First Article data is to be made available to Applied upon request and shall be retained by Advanced Energy during the performance of this Agreement or subsequent agreements.

5.7  OUTSOURCING

     Applied may at its discretion elect to outsource an assembly or module to a third party ("Subassembler") and if the selected assembly or module includes any part under this CSA (an "affected part"), Applied will use reasonable efforts to provide Advanced Energy with the opportunity to bid on the affected part as a supplier to the Subassembler. Although Applied may, at its discretion and under no obligation to Advanced Energy, direct a Subassembler to purchase any affected parts from Advanced Energy, Advanced Energy understands that the selection and responsibility for sourcing any affected parts will generally be the responsibility of the Subassembler. If Advanced Energy is not selected as the source for an affected part, any affected parts or applicable quantities of affected parts may, at Applied's discretion, be removed from this Agreement.

Advanced Energy ______ Appled Materials _______       12 of 16
Date ________

5.8  PRODUCT SUPPORT

     Advanced Energy agrees to provide parts, and technical and service support to Applied for all of the parts for a minimum of TEN years from the date of final shipment of a part to Applied. Alternatively, the parties may agree to establish a product support period less than ten years provided that Advanced Energy agrees to grant to Applied a non-exclusive license to make, have made, use, sell, and support the parts.

5.9  COMMODITY SPECIFIC ISSUES

     (Reserved)

5.10 TECHNOLOGY ROADMAP

     (Reserved)

6.   PERFORMANCE MANAGEMENT

6.1  SUPPLIER PERFORMANCE PLAN

     As part of this Comprehensive Supplier Agreement, Applied and Advanced Energy agree to jointly develop a supplier performance plan. Attachment 15 outlines the performance plan.

6.2  SUPPLIER PERFORMANCE MANAGEMENT

     6.2.1  Metrics and Targets

     Advanced Energy agrees to perform to the following operational performance measures: quality, delivery, cost, manufacturing disruption occurrences, cycle time, and flexibility. Performance targets for FY2000 are listed. Intermediate performance targets are established in the Supplier Performance Management Plan. The following defines how Applied and Advanced Energy will measure performance metrics:

--------------------------------------------------------------------------------------------------------------
 MEASURE             DEFINITION              CALCULATION             1998 TARGET     1999 TARGET   2000 TARGET
--------------------------------------------------------------------------------------------------------------
 Quality ppm*        Number of quality       Number of DMR           1750 ppm        750 ppm       400 ppm
                     discrepancies detected  occurrences recorded
                     prior to shipping a     for all parts provided
                     completed system to an  by the supplier
                     end customer,           accumulated over the
                     expressed as parts per  prior 13-week period,
                     million                 divided by the total
                                             receipts for that part
                                             over the same period
                                             and multiplied by 1
                                             million
--------------------------------------------------------------------------------------------------------------
 Field Failures      Number of part quality  Number of RMA           0               0             0
                     discrepancies detected  occurrences recorded    occurrences     occurrences   occurrences
                     in the field during     for each part
                     installation or         accumulated over the
                     routine repair          prior 13-week period
--------------------------------------------------------------------------------------------------------------
Late Delivery ppm*   Number of parts         Number of parts         20,000 ppm      10,000 ppm    5000 ppm
                     delivered later than    received one day or     with 0 ppm      with 0 ppm    with 0 ppm
                     the agreed upon         more after the          LESS THAN       LESS THAN     LESS THAN
                                                                     OR EQUAL TO     OR EQUAL TO   OR EQUAL TO
                                                                     4 days late     4 days late   4 days late
--------------------------------------------------------------------------------------------------------------

Advanced Energy ______ Appled Materials _______       13 of 16
Date ________


--------------------------------------------------------------------------------------------------------------
                     commit date             commit date,
                                             accumulated for
                                             each part over a
                                             rolling 13-week
                                             period, divided by the
                                             total number of parts
                                             received over the same
                                             period and multiplied
                                             by 1 million
--------------------------------------------------------------------------------------------------------------
 Early Delivery      Number of parts         Total number of parts   0 ppm           0 ppm         0 ppm
 ppm*                received three or more  received three or more
                     days before the commit  days before the commit
                     date                    date, accumulated over
                                             a rolling 13-week
                                             period, divided by the
                                             total number of parts
                                             received over the same
                                             13-week period,
                                             multiplied by 1
                                             million
--------------------------------------------------------------------------------------------------------------
 Percentage Cost     Percentage difference   Difference between the  10%             10%           10%
 Reduction           between the average     total average unit      reduction       reduction     reduction
                     unit price paid for     cost of all parts
                     materials in the prior  purchased from the
                     year and the price      supplier in the
                     paid in the current     current year and the
                     year                    total average unit
                                             cost of all parts
                                             purchased from the
                                             supplier in the prior
                                             year (for parts common
                                             to both periods)
--------------------------------------------------------------------------------------------------------------
 Should-Cost         Total variance between  Difference between the  Develop &       +/- 5% of     +/- 5% of
 Deviation           the should- cost        average unit price for  Execute Model   should-cost   should-cost
                     established by Applied  the part and the        +/- 5% of
                     Materials and the       Applied Materials       should-cost
                     average unit price      should-cost target
                     paid by Applied         (for critical parts
                                             and parts introduced
                                             through NPI activities
                                             within the past 12
                                             months)
--------------------------------------------------------------------------------------------------------------
 Order Fulfillment                           Consistent performance  2 weeks         LESS THAN     LESS THAN
 Cycle Time                                  to the delivery                         OR EQUAL TO   OR EQUAL TO
 Ref. 2.2.3                                  metrics identified                      2 weeks       2 weeks
                                             above
--------------------------------------------------------------------------------------------------------------
 Source Cycle Time   Total cycle time to     Elapsed time, as        60% parts       80% parts     80% parts
                     source all materials    determined through      w/4wk LT        w/4wk LT      w/2wk LT
                     required to produce an  process audits and      20% parts       20% parts     20% parts
                     order                   supplier self-           w/6-8wk LT     w/4-8wk LT    w/2-4wk LT
                                             assessments             20% parts
--------------------------------------------------------------------------------------------------------------

Advanced Energy ______ Appled Materials _______       14 of 16
Date ________


--------------------------------------------------------------------------------------------------------------
                                                                      w/8-12wk LT
--------------------------------------------------------------------------------------------------------------
 Make Cycle Time     Total production time   Elapsed time, as        See Attach      See Attach    See Attach
 Attachment 17       required to fulfill an  determined through      17              17            17
                     order, including        process audits and
                     manufacturing order     supplier self-
                     release and build time  assessments
--------------------------------------------------------------------------------------------------------------
 Manufacturing       Number of times a       Number of instances of                                0
 Disruption          quality defect or late  part unavailability at                                occurrences
 Occurrence (MDO)    delivery results in a   line side due to
 TBD                 disruption to the       quality defects or
                     normal flow of Applied  late shipments over
                     Materials               the prior 13 week
                     manufacturing           period
                     operations
--------------------------------------------------------------------------------------------------------------
 Supplier Upside     Number of weeks         Number of weeks from                                  2 weeks
 Flexibility         required to             the occurrence of                                     (25% volume
 See Sect. 2.2.3     consistently meet       Applied orders that                                   increase)
                     delivery requirements   exceed forecast volume                                4 weeks
                     (including full order   to the return of                                      (50% volume
                     delivery) under         quality and delivery                                  increase)
                     sustained,              performance to the                                    9 weeks
                     unanticipated demand    levels achieved prior                                 (75% volume
                     increases of 10%, 20%,  to the increase                                       increase)
                     and 50% of the                                                                13 weeks
                     thirteen-week rolling                                                         (100% volume
                     forecast                                                                      increase)
--------------------------------------------------------------------------------------------------------------

7.    AMENDMENTS AND MODIFICATIONS

This CSA may be revised by the mutual consent of Applied Materials and Advanced Energy. Revisions to this CSA must be in writing, signed by both Applied and Advanced Energy, traced by revision numbers and attached to this original agreement. A change to one attachment of this agreement will
constitute a revision level change.   The master copy of this CSA and any
revisions are to be maintained by Applied.

Updates to Section 2.2, Service levels, and changes may be communicated via memos sent by mail or e-mail.

8.    GLOSSARY  (TBD)

Advanced Energy ______ Appled Materials _______       15 of 16
Date ________

9.   ACCEPTANCE


     Accepted:

     Date:  5-18-98
          ----------------


/s/ Annette M. Palacios                      /s/ Chris Fergen
-----------------------------------------    ---------------------------------
Annette M. Palacios , Supplier Engineer      Chris Fergen, ABU Director
Applied Materials, Inc.                      Advanced Energy Industries, Inc.
Applied Materials OEM-Electrical SMO         Applied Materials Business Unit

Advanced Energy ______ Appled Materials _______       16 of 16
Date ________

                                  EXHIBIT 1
               APPLIED MATERIALS TERMS AND CONDITIONS OF PURCHASE

                              TABLE OF CONTENTS


     ARTICLE                    TOPIC                         PAGE #
     -------                    -----                         ------
        1         Acceptance                                    2
        2         Confidential and Proprietary Information      2
        3         Intellectual Property                         3
        4         Patent License                                3
        5         Press Releases/Public Disclosure not          4
                  Authorized
        6         Favored Customer                              4
        7         Duty Drawback                                 4
        8         ODC Elimination                               5
        9         Compliance with Laws                          5
        10        Equal Employment Opportunity                  5
        11        Applicable Law                                5
        12        Notice of Labor Disputes                      6
        13        Taxes                                         6
        14        Responsibility for Goods                      6
        15        Insurance                                     6
        16        Change of Control                             7
        17        Assignments                                   7
        18        Gratuities                                    7
        19        Insolvency                                    7
        20        Waiver                                        8
        21        Disclaimer and Limitation of Liability        8
        22        Indemnity by Supplier                         8
        23        Force Majeure                                 8
        24        Changes                                       9
        25        Termination for Default                       9
        26        Termination for Convenience                   9

Page 1                           Advanced Energy ____; Applied _____
                                                          Date:_____

1.   Acceptance

     The terms and conditions stated in these Applied Materials Standard Terms and Conditions of Purchase become the agreement between the parties covering the purchase of the goods or services (collectively referred to as "Items") ordered in the Purchase Agreement/Comprehensive Supplier Agreement/Basic Supplier Agreement of which these Terms and Conditions are a part when this Agreement is accepted by acknowledgment or commencement of performance. This Agreement can be accepted only on these terms and conditions. Additional or different terms proposed by Supplier will not be applicable unless accepted in writing by the Buyer. No change, modification, or revision of this Agreement will be effective unless in writing and signed by duly authorized representative of Buyer.

2.   Confidential and Proprietary Information

     Supplier will observe and is bound by the terms and conditions of any and all Non-Disclosure Agreements (NDAs. Ref. Attachment 9) executed by Supplier with or for the benefit of Buyer, whether now or hereafter in effect. In addition, all schematics, drawings, specifications and manuals, and all other technical and business information provided to Supplier by Buyer during the term of, or in connection with the negotiation, performance or enforcement of this Agreement shall be deemed included in the definition (subject to any applicable exclusions therefrom) of "Proprietary Information" for purposes of this Agreement.

     Supplier may use Buyer's Proprietary Information only for the purpose of providing Items, parts or components of Items or services to Buyer. Supplier will not discuss and further will not use any of Buyer's Proprietary Information, directly or indirectly, for any other purpose including, without limitation, (a) developing, designing, manufacturing, refurbishing, selling or offering for sale parts or components of Items or parts, or providing services, for or to any party other than Buyer, and (b) assisting any third party, in any manner, to perform any of the activities described herein. All Proprietary Information shall (a) be clearly marked by Supplier as Buyer's property and segregated when not in use, and (b) be returned to Buyer promptly upon request.

     Supplier acknowledges and agrees that Buyer would suffer irreparable harm for which monetary damages would be an inadequate remedy if Supplier were to breach its obligations under this provision. Supplier further acknowledges and agrees that equitable relief, including injunctive relief, would be appropriate to protect Buyer's rights and interests if such a breach were to arise, or threatened, or were asserted.

     Supplier will use reasonable efforts to notify Buyer of any third party requests to engage in any of the activities prohibited by this Article.

3.   Intellectual Property

     Nothing in this Agreement shall be deemed to grant to Supplier any license or other right under any of Buyer's intellectual property (including, without limitation, Buyer's patents, copyrights, trade and service marks, trade secrets, and Proprietary Information) for Supplier's own benefit or to provide or offer Items to any party other than Buyer.

     All Items supplied by Supplier and the sale of Items by Supplier and, as applicable, use thereof by Buyer or its subsequent purchasers or transferees will be free from liability for or claim by any persons of royalties, patent rights, copyright, trademark, mechanics' liens or other encumbrances, and trade secrets or confidential or proprietary intellectual property rights (collectively "rights" and "encumbrances"), and Supplier shall defend, indemnify and hold harmless Buyer against all claims, demands, costs and actions for actual or alleged infringements of patent, copyright, trademark or trade secret rights or other rights and encumbrances in the use, sale or re-sale of any Item which are valid at the time of or after the effective date of this Agreement; except to the extent that the infringement was unavoidably caused by Supplier's compliance with

Page 2                           Advanced Energy ____; Applied _____
                                                          Date:_____
     a detailed design furnished and required by Buyer or by Buyer's non-compliance with Supplier's prior written advice or warning of a possible and likely infringement.

     At the request of Buyer, Supplier will provide to Buyer the most current and complete specifications and drawings (the "Drawings") for each Item manufactured or produced for Buyer that is based on Buyer's design or Drawings showing the complete specifications and design for the Item as manufactured or produced by Supplier. All Drawings are the sole property of Buyer.

     Upon termination of this Agreement, Supplier will return all Applied Proprietary Information and documentation to Buyer. Notwithstanding this requirement, Supplier may request Buyer approval to destroy any Proprietary Information of Buyer that has become obsolete or outdated (e.g., financial projections, forecasts, et cetera); provided that Supplier certifies to Buyer the destruction of such Proprietary Information.

4. Patent LICENSE (PENDING MODIFICATION, 5/18/98, APPLIED _____, ADVANCED ENERGY _____)

     Supplier, as part consideration for this Agreement and without further cost to Buyer, hereby grants to Buyer an irrevocable, non-exclusive, paid-up world-wide right and license to make, have made, use, and sell any inventions derivative works, improvements, enhancements, or intellectual property (the "Inventions") made by or for Supplier in the performance of this Agreement. Supplier shall cause any employee, consultant, contractor or other persons who provides work for hire to Supplier to assign to Supplier for licensing as above of any such inventions. In addition, Buyer shall be entitled to license Buyer's customers to use such inventions during the operation of Buyer's products.

5.   Press Releases/Public Disclosure Not Authorized

     Supplier will not, without the prior written approval of Buyer, issue any press releases, advertising, publicity, public statements or in any way engage in any other form of public disclosure that indicates the terms of this Agreement, Buyer's relationship with Supplier or implies any endorsement by Buyer of Supplier or Supplier's products or services.
      Supplier further agrees not to use, without the prior written consent of Buyer, the name or trademarks (including, but not limited to Buyer's corporate symbol). Any requests under this Section must be made in writing and submitted to the parties designated by Buyer for the review and authorization of such matters.

6.   Favored Customer

     Supplier does not presently sell or offer any Item that is similar in form, fit or function to any Item to any third party for prices and terms and conditions of sale (including, without limitation, warranties, services or other benefits) (collectively, "Benefits") that are more favorable than the equivalent prices and Benefits granted by Supplier to Buyer in this Agreement If during the term of this Agreement, Supplier enters into any arrangement with any third party providing more favorable prices or Benefits for any Item than those available to Buyer under this Agreement (a "Third Party Arrangement"), Supplier will notify Buyer immediately of that price or Benefits for any Item than those available to Buyer under this Agreement (a "Third Party Arrangement"), Supplier will notify Buyer immediately of that price or Benefit and this Agreement will be deemed amended to provide the same price or Benefit to Buyer without any further action. However, Buyer, at its option, may formally amend this Agreement to reflect such changes. If any deemed amendment results in lowering the price to be paid by Buyer for any Item, Supplier will refund or credit to Buyer the aggregate amount of the price difference (including any taxes, fees and similar charges) that Buyer has paid or been charged from the effective date of the Third Party Arrangement. Such refund or credit shall be made within thirty
     (30) days of the effective date of the Third Party Arrangement. In no event shall Supplier quote prices to Buyer that would be unlawfully discriminatory under any applicable law.

7.   Duty Drawback

Page 3                           Advanced Energy ____; Applied _____
                                                          Date:_____

     Supplier will provide Buyer with U.S. Customs entry data, including information and receipts for duties paid directly or indirectly on all Items that are either imported or contain imported parts or components, that Buyer determines is necessary for Buyer to qualify for duty drawback ("Duty Drawback Information"). This data will be provided to Buyer within fifteen (15) days after each calendar quarter
     [or fiscal year quarter of Buyer] and be accompanied by a completed Certificate of Delivery of Imported Merchandise or Certificate of Manufacture and Delivery of Imported Merchandise (Customs Form 331) as promulgated pursuant to 19 CFR 191.

8.   ODC Elimination

     In the event Supplier's goods are manufactured with or contain Class I ODCs as defined under Section 602 of the Federal Clean Air Act (42 USC
     Section 7671a) and implementing regulations, or if Supplier suspects that such a condition exists, Supplier shall notify Buyer prior to performing any work against this Agreement. Buyer reserves the right to: (a) terminate all Agreements for such goods without penalties, (b) to return any and all goods delivered which are found to contain or have been manufactured with Class I ODCs, or (c) to terminate any outstanding Agreements for such goods without penalties. Supplier shall reimburse Buyer all monies paid to Supplier and all additional costs incurred by Buyer in purchasing and returning such goods.

9.   Compliance With Laws

     Supplier warrants that no law, rule, or ordinance of the United States, a state, any other governmental agency, or that of any country has been violated in supplying the goods or services ordered herein.

10.  Equal Employment Opportunity

     Supplier represents and warrants that it is in compliance with Executive Agreement 11246, any amending or supplementing Executive Agreements, and implementing regulations unless exempted.

11.  Applicable Law, Consent to Jurisdiction, Venue

     This Agreement shall be governed by, be subject to, and be construed in accordance with the internal laws of the State of California, excluding conflicts of law rules. The parties agree that any suit arising out of this Agreement, for any claim or cause of action, whether in contract, in tort, statutory, at law or in equity, shall exclusively be brought in the United States District Court for the Northern District of California or in the Superior or Municipal Courts of Santa Clara County, California, or in the United States District Court for the Western District of Texas, Austin Division, or the Texas State District Courts of Travis County, Texas, provided that such court has jurisdiction over the subject matter of the action. Each party agrees that each of the named courts shall have personal jurisdiction over it and consents to such jurisdiction. Supplier further agrees that venue of any suit arising out of this Agreement is proper and appropriate in any of the courts identified above; Supplier consents to such venue therein as Buyer selects and to any transfer of venue that Buyer may seek to any of such courts, without respect to the initial forum.

     With respect to transactions to which the1980 United Nations Convention of Contracts for the International Sale of Goods would otherwise apply, the rights and obligations of the parties under the Agreement, including these terms and conditions, shall not be governed by the provisions of the 1980 United Nations Convention of Contracts for the International Sale of Goods; instead, applicable laws of the State of California, including the Uniform Commercial Code as adopted therein (but exclusive of such 1980 United Nations Convention) shall govern.

12.  Notice of Labor Disputes

     Whenever an actual or potential labor dispute, or any government embargoes, regulatory or tribunal proceedings relating thereto is delaying or threatens to delay the timely performance of this Agreement, Supplier will immediately notify Buyer of such dispute and furnish all relevant details regardless of whether

Page 4                           Advanced Energy ____; Applied _____
                                                          Date:_____
said dispute arose directly, or indirectly, as a result of an actual or potential dispute within the Supplier's subtier supply base or its own operations.

13.  Taxes

     Unless otherwise specified, the agreed prices include all applicable federal, state, and local taxes. All such taxes shall be stated separately on Supplier's invoice.

14.  Responsibility for Goods; Risk of Loss

     Notwithstanding any prior inspections, Supplier shall bear all risks of loss, damage, or destruction to the Items called for hereunder until final acceptance by Buyer at Buyer's facility(s) delivery destination specified in the Agreement, which risk of loss shall not be altered by statement of any at F.O.B. point herein. These Supplier responsibilities remain with respect to any Items rejected by Buyer provided, however, that in either case, Buyer shall be responsible for any loss occasioned by the gross negligence of its employees acting within the scope of their employment. Items are not accepted by reason of any preliminary inspection or test, at any location.

15.  Insurance

     A. Supplier shall maintain (i) comprehensive general liability insurance covering bodily injury, property damage, contractual liability, products liability and completed operations, (ii) Worker's Compensation and employer's liability insurance, and (iii) auto insurance, in such amounts as are necessary to insure against the risks to Supplier's operations.

     B. Minimally, Supplier will obtain and keep in force, insurance of the types and in the amounts set forth below:


          Insurance                          Minimum Limits of Liability
          ---------                          ---------------------------
          Worker's Compensation              Statutory
          Employer's Liability               $1,000,000
          Automobile Liability               $1,000,000 per occurrence
          Comprehensive General Liability    $1,000,000 per occurrence
          (including Products Liability)
          Umbrella/Excess Liability          $1,000,000 per occurrence


     All policies must be primary and non-contributing, and shall include Buyer as an additional insured. Supplier also waives all rights of subrogation. Supplier will also require and verify that each of its subcontractors carry at least the same insurance coverage and minimum
     limits or insurance as Supplier carries under this Agreement.   Supplier
     shall notify Buyer at least thirty (30) days prior to the cancellation of or implementation of any material change in the foregoing policy coverage that would affect the Buyer's interests. Upon request, Supplier shall furnish to Buyer as evidence of insurance a certificate of insurance stating that the coverage would not be canceled or materially altered without thirty (30) days prior notice to the Buyer.

16.  Change of Control

     Supplier will notify Buyer immediately of any change of control or change (including any change in person or persons with power to direct or cause the direction of management or policies of Seller) or any change (10% or more) in the ownership of Supplier, or of any materially adverse change in Supplier's financial condition or in the operation of Supplier's business, including, but not limited to, Supplier's net worth, assets, production capacity, properties, obligations or liabilities (fixed or contingent) (collectively, a "change of control").
      Notwithstanding any other rights Buyer may have under this Agreement, upon a change of control, Buyer may, in its discretion, renegotiate or terminate for convenience this Agreement.

Page 5                           Advanced Energy ____; Applied _____
                                                          Date:_____

17.  Assignments

     A. No right or obligation under this Agreement shall be assigned by Supplier without the prior written consent of Buyer, and any purported assignment without such consent shall be void.

     B. Buyer may assign this Agreement in whole or part at any time if such assignment is considered necessary by Buyer in connection with a sale of Buyer's assets, or a transfer of any of its contracts or obligations under such contracts, or a transfer to a third party of manufacturing activities previously conducted by Buyer.

18.  Gratuities

     Supplier warrants that it has not offered or given and will not offer or give any gratuity to induce this or any other agreement. Upon Buyer's written request, an officer of Supplier shall certify in writing that Supplier has complied with and continues to comply with this Section. Any breach of this warranty shall be a material breach of each and every agreement and contract between Buyer and Supplier.

19.  Insolvency

     The insolvency of Supplier, the filing of a voluntary or involuntary petition for relief by or against Supplier under any bankruptcy, insolvency or like law, or the making of an assignment for the benefit of creditors, by Supplier, shall be a material breach hereof and default.

20.  Waiver

     In the event Buyer fails to insist on performance of any of the terms and conditions, or fails to exercise any of its rights or privileges hereunder, such failure shall not constitute a waiver of such terms, conditions, rights or privileges.

21.  Disclaimer and Limitation of Liability

     In no event shall Buyer be liable for any special, indirect, incidental, consequential, or contingent damages (the foregoing being collectively called "Damages"), whether or not Buyer has been advised of the possibility of such damages, for any reason. Buyer excludes and Supplier waives any liability of Buyer for any "Damages", as so defined.

22.  Indemnity by Supplier

     Supplier shall defend, indemnify and hold harmless Buyer from and against, and shall solely and exclusively bear and pay, any and all claims, suits, losses, penalties, damages (whether actual, punitive, consequential or otherwise) and all liabilities and the associated costs and expenses (including attorney's feesexpert's fees, and costs of investigation (all of the foregoing being collectively called "Indemnified Liabilities"), caused in whole or in part by Supplier's breach of any term or provision of this Agreement, or in whole or in any part by any negligent, grossly negligent or intentional acts, errors or omissions by Supplier, its employees, officers, agents or representatives in the performance of this Agreement or that are for, that are in the nature of, or that arise under, strict liability or products liability with respect to or in connection with the Items. The indemnity by Supplier in favor of Buyer shall extend to Buyer, its officers, directors, agents, and representatives and shall include and is intended to include Indemnified Liabilities which arise from or are caused by, in whole or in part, the concurrent negligence, including negligence or gross negligence of Buyer or any person entitled to the benefit of this indemnity or any other person. The indemnity of Supplier shall not extend to liabilities and damages that are caused by the sole negligence of Buyer.

23.  Force Majeure

Page 6                           Advanced Energy ____; Applied _____
                                                          Date:_____

     A failure by either party to perform due to causes beyond the control and without the fault or negligence of the party is deemed excusable during the period in which the cause of the failure persists. Such causes may include, but not be limited to, acts of God or the public enemy, acts of the Government in either sovereign or contractual capacity, fires, floods, epidemics, strikes, freight embargoes and unusually severe weather. If the failure to perform is caused by the default of a subcontractor, and such default arises out of causes beyond the control of both the Supplier and subcontractor, and without the fault or negligence of either of them, the Supplier will not be liable for any excess cost for failure to perform, unless the supplies or services to be furnished by the subcontractor were obtainable from other sources in sufficient time to permit the Supplier to meet the required delivery releases. When Supplier becomes aware of any potential force majeure condition as described in this Agreement, Supplier shall immediately notify Buyer of the condition and provide relevant details.

24.  Changes

     Buyer may at anytime, by a written order and without notice to sureties or assignees, suspend performance hereunder, increase or decrease the Agreement quantities, or make changes within the general scope of this Agreement in any one or more of the following:

     (a)  applicable drawings, designs, or specification;
     (b)  method of shipment or packing, and/or;
     (c)  place and date of delivery;
     (d)  place and date of inspection or acceptance.

     If any such change causes an increase or decrease in the cost of or time required for performance of the Agreement, an equitable adjustment shall be made in the Agreement price or delivery schedule, or both, and the Agreement shall be modified in writing accordingly. No claim by Supplier for adjustment hereunder shall be valid unless asserted within thirty (30) days from the date of receipt by Supplier of the notification of change, provided, however, that such period may be extended upon the written approval of Buyer. However, nothing in this clause shall excuse Supplier from proceeding with the Agreement as changed or amended.

25.  Termination for Default

     (a)  Buyer may, by notice, terminate this Agreement in whole or in part
          (i) if Supplier fails to deliver goods or services on agreed delivery schedules or any installments thereof strictly within the time specified; (ii) if Supplier fails to replace or correct defective goods or services; (iii) if Supplier fails to comply strictly with any provision of, or repudiates this agreement, or
          (iv) Supplier defaults under, or any event or condition stated to be a default occurs under, any provision of the Agreement, including these Applied Materials Standard Terms and Conditions of Purchase.

     (b)  In the event of termination pursuant to this Section:

          (i) Supplier shall continue to supply any portion of the Items contracted for under this Agreement that are not terminated;

          (ii) Supplier shall be liable for additional costs, if any, for the purchase of such similar goods and services to cover such default;

          (iii) At Buyer's request Supplier will transfer title and deliver to Buyer (1) any completed goods, (2) any partially completed goods and (3) all unique materials. Prices for partially completed goods and unique materials so accepted shall be negotiated. However, such prices shall not exceed the Agreement price per item.

     (c) Buyer's rights and remedies herein or otherwise stated in this Agreement, any Purchase Order, Comprehensive Supplier Agreement or Basic Supplier Agreement are in addition to and shall not limit or preclude resort to any other rights and remedies provided by law or in equity. Termination under this Agreement shall constitute "cancellation" under the Uniform Commercial Code.

Page 7                           Advanced Energy ____; Applied _____
                                                          Date:_____

26.  Termination for convenience

     (a) Buyer may terminate, for convenience, work under this Agreement in whole or in part, at any time by written or electronic notice.
          Upon any such termination Supplier shall, to the extent and at the time specified by Buyer, stop all work on this Agreement, place no further orders hereunder, terminate work outstanding hereunder, assign to Buyer all Supplier's interests under terminated sub-contracts and Agreements, settle all claims thereunder after obtaining Buyer's approval, protect all property in which Buyer has or may acquire an interest, and transfer title and make delivery to Buyer of all Items, materials, work in process, or other things held or acquired by Supplier in connection with the terminated portion of this Agreement. Supplier shall proceed promptly to comply with Buyer's directions respecting each of the foregoing without awaiting settlement or payment of its termination claim.

     (b) Within six (6) months from such termination, Supplier may submit to Buyer its written claim for termination charges, in the form and with supporting data and detail prescribed by Buyer. Failure to submit such claim within the prescribed time frame and with such items shall constitute a waiver of all claims and a release of all Buyer's liability arising out of such termination.

     (c) The parties may agree upon the amount to be paid Supplier for such termination. If they fail to agree, Buyer shall pay Supplier the amount due for Items delivered prior to termination and in addition thereto but without duplication, shall pay the following amounts:

          (i) The contract price for all Items completed in accordance with this Agreement and not previously paid for;

          (ii) The actual costs for work in process incurred by Supplier which are properly allocable or apportionable under Generally Accepted Accounting Principles (GAAP) to the terminated portion of this Agreement and a sum constituting a fair and reasonable profit on such costs. The Supplier agrees to keep true, complete, and accurate records in compliance with GAAP for the purpose of determining allocability of Suppliers costs under this agreement. Such records shall contain sufficient detail to permit a determination of the accuracy of the costs; Independent nationally recognized accountants (the "Auditor") designated by Buyer and reasonably acceptable to Supplier shall have the right, at Buyer's expense and upon reasonable notice, to conduct audits of all of the relevant books and records of Supplier in order to determine the accuracy and allocability of costs submitted by Supplier to Buyer under this provision.

          (iii) The reasonable costs of Supplier in making settlement hereunder and in protecting Items to which Buyer has or may acquire an interest.

     (d) Payments made under subparagraphs (c)(i) and (c)(ii) shall not exceed the aggregate price specified in this Agreement, less payment otherwise made or to be made. Buyer shall have no obligation to pay for Items lost, damaged, stolen or destroyed prior to delivery to Buyer.

     (e) The foregoing paragraphs (a) to (d) inclusive, shall be applicable only to a termination for Buyer's convenience and shall not affect or impair any right of Buyer to terminate this Agreement for Supplier's default in the performance hereof.

Page 8                           Advanced Energy ____; Applied _____
                                                          Date:_____

                         EXHIBIT 2: HOSHIN PRICING 1998


---------------------------------------------------------------------------------------------------------------
 ITEM    AMAT    DESCRIPTION    MODEL   CURRENT    NEG. 2%   ADDITIONAL    VAE 98    TOTAL HOSHIN EST. % SVGS
         PART                           STD PRICE  TOTALS >> NEGOTIATED               PRICE 1998    [* * *]
        NUMBER
---------------------------------------------------------------------------------------------------------------
  1    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
  2    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
  3    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
  4    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
  5    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
  6    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
  7    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
  8    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
  9    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 10    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 11    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 12    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 13    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 14    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 15    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 16    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 17    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 18    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 19    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 20    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 21    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 22    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 23    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 24    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 25    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]


--------------------------------------------------------
 ITEM   EAU '98  CURRENT EXT.     EXT. STD    $$ SAVINGS
                     STD.       1998 CONTRACT [ * * * ]
                     1998         [ * * * ]
                    [* * *]
--------------------------------------------------------
  1    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
  2    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
  3    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
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  7    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
  8    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
  9    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 10    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 11    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 12    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 13    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 14    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 15    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 16    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
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 18    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 19    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 20    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
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 22    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 23    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
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 25    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]



---------------------------------------------------------------------------------------------------------------
 ITEM    AMAT    DESCRIPTION    MODEL   CURRENT    NEG. 2%   ADDITIONAL    VAE 98    TOTAL HOSHIN EST. % SVGS
         PART                           STD PRICE  TOTALS >> NEGOTIATED               PRICE 1998    [* * *]
        NUMBER
---------------------------------------------------------------------------------------------------------------
 26    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 27    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 28    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 29    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 30    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 31    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 32    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 33    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 34    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 35    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 36    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 37    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 38    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]
 39    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]


--------------------------------------------------------
 ITEM   EAU '98  CURRENT EXT.     EXT. STD    $$ SAVINGS
                     STD.       1998 CONTRACT [ * * * ]
                     1998         [ * * * ]
                    [* * *]
--------------------------------------------------------
 26    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 27    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 28    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 29    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 30    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 31    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 32    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 33    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 34    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 35    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 36    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 37    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 38    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]
 39    [ * * * ]   [ * * * ]      [ * * * ]   [ * * * ]


     NOTES:
       1.        1998 EAUs are from Applied Internal Website dated 4/28/98
       2.        [ * * * ] are expected to transition to P/N [ * * * ]

                         EXHIBIT 2: HOSHIN PRICING 1999


--------------------------------------------------------------------------------------
 ITEM    AMAT    DESCRIPTION    MODEL     1998      NEG. %     VAE 99   TOTAL HOSHIN
         PART                             STD      TOTALS >>             PRICE 1999
        NUMBER                            PRICE
--------------------------------------------------------------------------------------
  1    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  2    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  3    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  4    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  5    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  6    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  7    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  8    [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  9    [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  10   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  11   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  12   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  13   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  14   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  15   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  16   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  17   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  18   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  19   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  20   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  21   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  22   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  23   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  24   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  25   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]


-------------------------------------------------------------------
 ITEM  EST. % SVGS  EAU '99   EXT. STD. 1999 EXT. 1999   $$ SAVINGS
        [ * * * ]               [ * * * ]    CONTRACT    [ * * * ]
                                               PRICE
                                             [ * * * ]
-------------------------------------------------------------------
  1     [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  2     [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
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  7     [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  8     [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  9     [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  10    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  11    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  12    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  13    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  14    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  15    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  16    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  17    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  18    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  19    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  20    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  21    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  22    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  23    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  24    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  25    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]



--------------------------------------------------------------------------------------
 ITEM    AMAT    DESCRIPTION    MODEL     1998      NEG. %     VAE 99   TOTAL HOSHIN
         PART                             STD      TOTALS >>             PRICE 1999
        NUMBER                            PRICE
--------------------------------------------------------------------------------------
  26   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  27   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  28   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  29   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  30   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  31   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  32   [ * * * ]  [ * * * ]   [ * * * ]
  33   [ * * * ]  [ * * * ]   [ * * * ]
  34   [ * * * ]  [ * * * ]   [ * * * ]
  35   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  36   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  37   [ * * * ]  [ * * * ]             [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  38   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]
  39   [ * * * ]  [ * * * ]   [ * * * ] [ * * * ]  [ * * * ]  [ * * * ]  [ * * * ]


-------------------------------------------------------------------
 ITEM  EST. % SVGS  EAU '99   EXT. STD. 1999 EXT. 1999   $$ SAVINGS
        [ * * * ]               [ * * * ]    CONTRACT    [ * * * ]
                                               PRICE
                                             [ * * * ]
-------------------------------------------------------------------
  26    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  27    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  28    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  29    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  30    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  31    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  32
  33
  34
  35    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  36    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  37    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  38    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]
  39    [ * * * ]  [ * * * ]    [ * * * ]    [ * * * ]   [ * * * ]


  NOTES:
    1.    1999 EAUs are from original estimates 11/25/97
    2.    [ * * * ] are expected to become obsolete
    3. The [ * * * ] PROJECT will combine P/Ns [ * * * ], into ONE part. The combined price of [ * * * ] will drop to [ * * * ]
    4. EAUs for P/Ns [ * * * ] have been adjusted down by [ * * * ] with the anticipation of the transition to [ * * * ].
    5. EAUs for [ * * * ] P/N is calculated off of [ * * * ] Usage and represent [ * * * ] of [ * * * ] demand
    6.    EAUs for PVD are best estimates

                                 EXHIBIT 2: HOSHIN PRICING 2000


------------------------------------------------------------------------------------------------------
 ITEM    AMAT    DESCRIPTION    MODEL       1999        NEG. %     VAE 99   TOTAL HOSHIN  EST. % SVGS
         PART                                STD       TOTALS >>             PRICE 1999    [ * * * ]
        NUMBER                              PRICE
------------------------------------------------------------------------------------------------------
  1    [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  2    [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  3    [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  4    [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  5    [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  6    [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  7    [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  8    [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  9    [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  10   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  11   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  12   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  13   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  14   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  15   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  16   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  17   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  18   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  19   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  20   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  21   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  22   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  23   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  24   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  25   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  26   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]


------------------------------------------------------
 ITEM   EAU '00  EXT. STD. 2000  EXT. 2000  $$ SAVINGS
                   [ * * * ]     CONTRACT   [ * * * ]
                                   PRICE
                                 [ * * * ]
------------------------------------------------------
  1    [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  2    [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  3    [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  4    [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  5    [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  6    [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  7    [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  8    [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  9    [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  10   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  11   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  12   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  13   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  14   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  15   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  16   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  17   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  18   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  19   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  20   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  21   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  22   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  23   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  24   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  25   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  26   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]



------------------------------------------------------------------------------------------------------
 ITEM    AMAT    DESCRIPTION    MODEL       1999        NEG. %     VAE 99   TOTAL HOSHIN  EST. % SVGS
         PART                                STD       TOTALS >>             PRICE 1999    [ * * * ]
        NUMBER                              PRICE
------------------------------------------------------------------------------------------------------
  27   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  28   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  29   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  30   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  31   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  32   [ * * * ]  [ * * * ]   [ * * * ]
  33   [ * * * ]  [ * * * ]   [ * * * ]
  34   [ * * * ]  [ * * * ]   [ * * * ]
  35   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  36   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  37   [ * * * ]  [ * * * ]               [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  38   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]
  39   [ * * * ]  [ * * * ]   [ * * * ]   [ * * * ]    [ * * * ]  [ * * * ]  [ * * * ]     [ * * * ]


------------------------------------------------------
 ITEM   EAU '00  EXT. STD. 2000  EXT. 2000  $$ SAVINGS
                   [ * * * ]     CONTRACT   [ * * * ]
                                   PRICE
                                 [ * * * ]
------------------------------------------------------
  27   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  28   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  29   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  30   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  31   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  32
  33
  34               [ * * * ]     [ * * * ]  [ * * * ]
  35   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  36   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  37   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  38   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]
  39   [ * * * ]   [ * * * ]     [ * * * ]  [ * * * ]


  NOTES:
    1. 2000 EAUs are based on an expected [ * * * ] increase on top of 1999 usage
    2.    [ * * * ] will remain obsolete
    3.    The [ * * * ] PROJECT will combine P/Ns [ * * * ] into ONE part.
          The combined price of [ * * * ] will drop to [ * * * ]
    4. EAUs for P/Ns [ * * * ] have been adjusted down by [ * * * ] with the anticipation of the transition to [* * *]
    5. EAUs for [ * * * ] P/N is calculated off of [ * * * ] Usage and represent [ * * * ] of [ * * * ] demand.
    6.    EAUs for PVD are best estimates

                                 Attachment 1:
                                ITEMS/WARRANTY


---------------------------------------------------------------------------------------------------------------
 ITEM  AMAT PART  DESCRIPTION  UNIT PRICE 1998 UNIT PRICE 1999 UNIT PRICE 2000    UNIT    LEAD TIME  WARRANTY
         NUMBER                                                                                       MONTHS
---------------------------------------------------------------------------------------------------------------
  1    [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  2    [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  3    [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  4    [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  5    [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  6    [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  7    [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  8    [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  9    [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  10   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  11   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  12   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  13   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  14   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  15   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  16   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  17   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  18   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  19   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  20   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  21   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  22   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  23   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  24   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  25   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  26   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]


----------------------------------------------------
 ITEM   MAX LIABILITY  EAU '98    EAU '99   EAU '00
          [ * * * ]
----------------------------------------------------
  1       [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  2       [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  3       [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  4       [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  5       [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  6       [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  7       [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  8       [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  9       [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  10      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  11      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  12      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  13      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  14      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  15      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  16      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  17      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  18      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  19      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  20      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  21      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  22      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  23      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  24      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  25      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  26      [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]



---------------------------------------------------------------------------------------------------------------
 ITEM  AMAT PART  DESCRIPTION  UNIT PRICE 1998 UNIT PRICE 1999 UNIT PRICE 2000    UNIT    LEAD TIME  WARRANTY
         NUMBER                                                                                       MONTHS
---------------------------------------------------------------------------------------------------------------
  27   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  28   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  29   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  30   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  31   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  32   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  33   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  34   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  35   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  36   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  37   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  38   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]
  39   [ * * * ]   [ * * * ]      [ * * * ]       [ * * * ]       [ * * * ]     [ * * * ] [ * * * ]  [ * * * ]


----------------------------------------------------
 ITEM   MAX LIABILITY  EAU '98    EAU '99   EAU '00
          [ * * * ]
----------------------------------------------------
  27     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  28     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  29     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  30     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  31     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  32     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  33     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  34     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  35     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  36     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  37     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  38     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]
  39     [ * * * ]   [ * * * ]  [ * * * ] [ * * * ]


  NOTES:

    1. EAUs (Estimated Annual Usages) are ESTIMATES ONLY, based on Applied's Forecast
    2.    1998 EAUs are from Applied Internal Website dated 4/28/98
    3.    1999 EAUs are from original estimates 11/25/97
    4.    2000 EAUs are based on an expected [ * * * ] increase
    5.    Exhibit 2:  HOSHIN PLAN, itemizes reduced pricing by part for VAE
          Projects
    6.    1999 Pricing is effective 1/1/99